DERIVATIVE FINANCIAL INSTRUMENTS - Schedule of Derivative Financial Instruments Disclosed in the Balance Sheet (Details) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Financial assets
Gross amount	$ 32.9	$ 37.7	$ 54.5
Offsetting amount	0.0	(0.1)	0.0
Net amount presented in the balance sheet	32.9	37.6	54.5
Financial liabilities
Gross amount	(2.3)	(0.9)	(0.4)
Offsetting amount	0.0	0.1	0.0
Net amount presented in the balance sheet	$ (2.3)	$ (0.8)	$ (0.4)